Exhibit 99.1

Enhabit Reports Fourth Quarter Results and Issues Full-Year 2025 Guidance
Company to host a conference call tomorrow, March 6, 2025, at 10 a.m. EST
DALLAS, TX – March 5, 2025 – Enhabit, Inc. (NYSE: EHAB), a leading home health and hospice care provider, today reported its results of operations for the fourth quarter ended Dec. 31, 2024.
“Enhabit is exiting 2024 having executed specific strategies that set us up for long-term growth in both our home health and hospice segments,” said Barb Jacobsmeyer, president and chief executive officer of Enhabit. “In our home health segment, fourth quarter Medicare census continued to stabilize, and with the renegotiation of a large national contract complete, we will be well positioned as a full-service provider to our referral sources. The hospice segment exited 2024 with our highest average daily census since the spin and has increased census sequentially every month since January 2024 as the case management model we implemented in 2023 continues to mature.”

SUMMARY PERFORMANCE - CONSOLIDATED
•Net service revenue of $258.2 million
•Net loss attributable to Enhabit, Inc. of $46.0 million
•Adjusted EBITDA of $25.1 million
•Loss per share of $0.92
•Adjusted earnings per share of $0.04
RECENT COMPANY HIGHLIGHTS
•Home health non-Medicare admissions increased 10.7% leading to total admissions growth of 1.8% year over year despite hurricane and contract negotiation impacts.
•48% of home health non-Medicare visits are now in payer innovation contracts at improved rates.
•Home health cost per patient day increased approximately 1% year over year.
•30-day home health hospital readmission rate 20.0% better than national average.
•Hospice average daily census increased 8.6% year over year.
◦Average daily census increased sequentially every month since January 2024.
•Hospice admissions increased 6.5% year over year.
•Hospice net service revenue increased 13.1% and Adjusted EBITDA increased 13.7% year over year.

•Hospice cost per patient day increased 5.7% year over year.
•Home office G&A expenses decreased approximately 12% due to cost control initiatives and incentive compensation expenses lower year over year.
•Reduced bank debt by $10 million in the fourth quarter, bringing the total 2024 debt reduction to $40 million.
•Opened three hospice de novo locations in Q4, bringing the 2024 total to one home health and five hospice de novo locations.

FINANCIAL RESULTS
Consolidated

($ in millions, except per share data)	Q4				'24 vs. '23
	2024		2023
Home health net service revenue	$200.4		$209.5		(4.3)%
Hospice net service revenue	57.8		51.1		13.1%
Total net service revenue	$258.2		$260.6		(0.9)%

	% of revenue		% of revenue
Cost of service	51.5%	$133.1	51.2%	$133.5	(0.3)%
Gross margin	48.5%	125.1	48.8%	127.1	(1.6)%
General and administrative expenses	38.7%	99.8	38.9%	101.4	(1.6)%
Total operating expenses	90.2%	$232.9	90.1%	$234.9	(0.9)%
Net income attributable to noncontrolling interests	$0.2		$0.5
Adjusted EBITDA	$25.1		$25.2		(0.4)%
Adjusted EBITDA margin	9.7%		9.7%
Impairment of goodwill	$53.8		$—		N/A
Net loss attributable to Enhabit, Inc.	$(46.0)		$(6.4)		(618.8)%
Reported diluted EPS	$(0.92)		$(0.13)		(618.8)%
Adjusted diluted EPS	$0.04		$0.06		(33.3)%

SEGMENT RESULTS
Home health

($ in millions)	Q4		'24 vs. '23
	2024	2023
Net service revenue:
Medicare	$117.3	$130.9	(10.4)%
Non-Medicare	80.8	76.8	5.2%
Private duty(1)	2.3	1.8	27.8%
Home health net service revenue	200.4	209.5	(4.3)%
Cost of service	105.5	109.4	(3.6)%
Gross margin	47.4%	47.8%
General and administrative expenses	59.1	59.3	(0.3)%
Net income attributable to noncontrolling interests	0.3	0.5	(40.0)%
Adjusted EBITDA	$35.5	$40.3	(11.9)%
% Adj. EBITDA margin	17.7%	19.2%
Operational metrics (actual amounts)
Medicare:
Admissions	23,121	25,090	(7.8)%
Recertifications	16,300	18,970	(14.1)%
Completed episodes	39,104	44,305	(11.7)%
Average daily census	19,818	22,416	(11.6)%
Visits	560,002	639,744	(12.5)%
Visits per episode	14.3	14.4	(0.7)%
Revenue per episode	$3,000	$2,955	1.5%
Non-Medicare:
Admissions	29,810	26,917	10.7%
Recertifications	13,541	13,058	3.7%
Average daily census	19,968	19,222	3.9%
Visits	533,618	522,641	2.1%
Total:
Admissions	52,931	52,007	1.8%
Same-store total admissions growth			1.7%
Recertifications	29,841	32,028	(6.8)%
Same-store total recertifications growth			(6.9)%
Average daily census	39,786	41,638	(4.4)%
Visits	1,093,620	1,162,385	(5.9)%
Visits per episode	13.9	14.3	(2.8)%
Cost per visit	$95	$92	3.3%
Revenue per patient day	$54.7	$54.7	0.1%
Cost per patient day	$28.8	$28.6	0.9%
(1) Private duty represents long-term comprehensive hourly nursing medical care.

Hospice

($ in millions)	Q4		'24 vs. '23
	2024	2023
Net service revenue	$57.8	$51.1	13.1%
Cost of service	27.6	24.0	15.0%
Gross margin	52.2%	53.0%
General and administrative expenses	$17.0	$15.4	10.4%
Net income attributable to noncontrolling interests	$(0.1)	$—
Adjusted EBITDA	$13.3	$11.7	13.7%
% Adj. EBITDA margin	23.0%	22.9%
Operational metrics (actual amounts)
Total admissions	3,059	2,872	6.5%
Same-store total admissions growth			4.4%
Patient days	343,063	315,870	8.6%
Discharged average length of stay	110	102	7.8%
Average daily census	3,729	3,433	8.6%
Revenue per patient day	$168.6	$161.8	4.2%
Cost per patient day	$80.4	$76.1	5.7%
GUIDANCE
The Company is providing full-year 2025 guidance as follows:

Full-year 2025	Guidance
Net service revenue	between $1,050 to $1,080 million
Adjusted EBITDA	between $101 to $107 million
Adjusted EPS	between $0.41 to $0.51
For additional considerations regarding the Company’s financial results ranges, see the supplemental information posted on the Company’s website at http://investors.ehab.com.
CONFERENCE CALL INFORMATION
The Company will host an investor conference call at 10 a.m. EST on March 6, 2025, to discuss its results for the fourth quarter of 2024. To access the live call by phone, dial toll-free (888) 660-6150 or international (929) 203-0843; the conference ID is 5248158. A simultaneous webcast of the call, along with supplemental information, may be accessed by visiting: https://events.q4inc.com/attendee/519715442. Following the call, a replay will be available on the Company’s website at: http://investors.ehab.com.
ABOUT ENHABIT HOME HEALTH & HOSPICE
Enhabit Home Health & Hospice (Enhabit, Inc.) is a leading national home health and hospice provider working to expand what’s possible for patient care in the home. Enhabit’s team of clinicians supports patients and their families where they are most comfortable, with a nationwide footprint spanning 255 home health locations and 115 hospice locations across 34 states. Enhabit leverages advanced technology and compassionate teams to deliver extraordinary patient care. For more information, visit ehab.com.

OTHER INFORMATION
Note regarding presentation and reconciliation of non-GAAP financial measures
The financial data contained in this press release and supplemental information include certain “non-GAAP financial measures” as defined in Regulation G under the Exchange Act, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted earnings per share, and Adjusted free cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are presented at the end of this presentation. Our Form 8-K, filed with the SEC as of the date of this presentation, provides further explanation and disclosure regarding Enhabit’s use of non-GAAP financial measures and should be read in conjunction with this supplemental information. Additionally, our Form 10-K for the year ended December 31, 2024, provides further information regarding "unusual or nonrecurring items that are not typical of ongoing operations," a reconciliation item in our Adjusted EBITDA calculation.

The Company is unable to reconcile the guidance for Adjusted EBITDA and Adjusted EPS to their corresponding GAAP measures without unreasonable effort due to the inherent difficulty in predicting, with reasonable certainty, the future impact of items that are outside the control of the Company or otherwise non-indicative of its ongoing operating performance. Accordingly, the Company relies on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K. Such items include, but are not limited to, gains or losses related to hedging instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims);
and items related to corporate and facility restructurings. For the same reasons, the Company is unable to address the probable significance of the unavailable information.

Note regarding presentation of same-store comparisons
The Company uses “same-store” comparisons to explain the changes in certain performance metrics and line items within its financial statements. Same-store comparisons are calculated based on home health and hospice locations open throughout both the full current period and the immediately prior period presented. These comparisons include the financial results of market consolidation transactions in existing markets, as it is difficult to determine, with precision, the incremental impact of these transactions on the Company’s results of operations.

Enhabit, Inc. and Subsidiaries
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(in millions, except per share data)	2024	2023	2024	2023
Net service revenue	$258.2	$260.6	$1,034.8	$1,046.3
Cost of service, excluding depreciation and amortization	133.1	133.5	530.8	535.6
General and administrative expenses	104.6	114.5	425.9	441.6
Depreciation and amortization	7.9	7.7	31.5	30.9
Impairment of goodwill	53.8	—	161.7	85.8
Operating (loss) income	(41.2)	4.9	(115.1)	(47.6)
Interest expense and amortization of debt discounts and fees	10.1	12.3	42.9	43.0
Other income	—	—	—	(0.2)
Loss before income taxes and noncontrolling interests	(51.3)	(7.4)	(158.0)	(90.4)
Benefit from income taxes	(5.5)	(1.5)	(4.0)	(11.4)
Net loss	(45.8)	(5.9)	(154.0)	(79.0)
Less: Net income attributable to noncontrolling interests	0.2	0.5	2.2	1.5
Net loss attributable to Enhabit, Inc.	$(46.0)	$(6.4)	$(156.2)	$(80.5)

Weighted average common shares outstanding:
Basic	50.2	50.0	50.2	49.9
Diluted	50.2	50.0	50.2	49.9

Loss per common share:
Basic loss per share attributable to Enhabit, Inc. common stockholders	$(0.92)	$(0.13)	$(3.11)	$(1.61)
Diluted loss per share attributable to Enhabit, Inc. common stockholders	$(0.92)	$(0.13)	$(3.11)	$(1.61)

Enhabit, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

(in millions)	December 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$28.4	$27.4
Restricted cash	1.9	2.4
Accounts receivable, net of allowances	149.2	164.7
Prepaid expenses and other current assets	13.2	15.6
Total current assets	192.7	210.1
Property and equipment, net	17.7	19.0
Operating lease right-of-use assets	52.8	57.5
Goodwill	900.0	1,061.7
Intangible assets, net	58.1	80.0
Other long-term assets	4.7	5.3
Total assets	$1,226.0	$1,433.6
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$22.8	$22.5
Current portion of operating lease liabilities	12.3	11.8
Accounts payable	6.7	7.6
Accrued payroll	37.1	38.5
Refunds due patients and other third-party payers	5.4	8.2
Accrued medical insurance	5.5	8.4
Other current liabilities	36.4	40.7
Total current liabilities	126.2	137.7
Long-term debt, net of current portion	492.6	530.1
Long-term operating lease liabilities, net of current portion	41.8	45.7
Deferred income tax liabilities	11.5	17.1
Other long-term liabilities	—	1.3
Total liabilities	672.1	731.9
Redeemable noncontrolling interests	5.0	5.0
Stockholders’ equity:
Total Enhabit, Inc. stockholders’ equity	523.5	669.7
Noncontrolling interests	25.4	27.0
Total stockholders’ equity	548.9	696.7
Total liabilities and stockholders’ equity	$1,226.0	$1,433.6

Enhabit, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Year Ended December 31,
(in millions)	2024	2023
Cash flows from operating activities:
Net loss	$(154.0)	$(79.0)
Adjustments to reconcile net loss to net cash provided by operating activities—
Depreciation and amortization	31.5	30.9
Amortization of debt related costs	1.5	2.1
Impairment of goodwill	161.7	85.8
Stock-based compensation	11.7	8.9
Deferred income taxes	(5.7)	(11.6)
Other, net	(0.6)	(0.4)
Changes in assets and liabilities, net of acquisitions —
Accounts receivable, net of allowances	15.5	(14.6)
Prepaid expenses and other assets	3.1	19.1
Accounts payable	(1.0)	3.8
Accrued payroll	(2.3)	3.0
Other liabilities	(10.2)	0.4
Net cash provided by operating activities	51.2	48.4
Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	—	(2.8)
Purchases of property and equipment, including capitalized software costs	(3.8)	(3.5)
Other	1.4	1.0
Net cash used in investing activities	(2.4)	(5.3)
Cash flows from financing activities:
Principal payments on debt	(20.0)	(20.0)
Payments on revolving credit facility	(20.0)	(10.0)
Principal payments under finance lease obligations	(3.6)	(3.4)
Debt issuance costs	—	(3.2)
Distributions paid to noncontrolling interests of consolidated affiliates	(3.7)	(3.2)
Other	(1.0)	(0.7)
Net cash used in financing activities	(48.3)	(40.5)
Increase in cash, cash equivalents, and restricted cash	0.5	2.6
Cash, cash equivalents, and restricted cash at beginning of year	29.8	27.2
Cash, cash equivalents, and restricted cash at end of year	$30.3	$29.8

Enhabit, Inc. and Subsidiaries
Supplemental Non-GAAP Information
(Unaudited)

Reconciliation of Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Diluted earnings per share, as reported	$(0.92)	$(0.13)	$(3.11)	$(1.61)
Adjustments, net of tax:
Impairment of goodwill	0.89	—	2.82	1.50
Unusual or nonrecurring items that are not typical of ongoing operations(1)	0.02	0.18	0.20	0.32
Income tax adjustments(2)	0.06	0.01	0.31	0.02
Adjusted diluted earnings per share(3)	$0.04	$0.06	$0.21	$0.22
(1)    Unusual or nonrecurring items in the three months ended December 31, 2024 include costs associated with nonroutine litigation and severance; the year ended December 31, 2024 also includes costs associated with shareholder activism and the strategic review process that concluded in May 2024; in the three months ended December 31, 2023, they include costs associated with nonroutine litigation, the strategic review process that concluded in May 2024, and restructuring activities; the year ended December 31, 2023 also includes costs associated with one-time standalone transition costs and shareholder activism.
(2)    Income tax adjustments include revisions to the estimates of tax balances as of the Separation date, the effect of permanent book-tax differences attributable to stock-based compensation, and the effect of a valuation allowance recorded against a portion of our deferred tax assets.
(3)    Adjusted EPS may not sum due to rounding.

Reconciliation of Adjusted EBITDA to Adjusted Diluted Earnings Per Share

	Three Months Ended December 31,
	2024
		Adjustments
(in millions, except per share data)	As Reported	Impairment of Goodwill	Unusual or Nonrecurring Items That are Not Typical of Ongoing Operations	Income Tax Adjustments(3)	As Adjusted(4)
Adjusted EBITDA(1)	$25.1	$—	$—	$—	$25.1
Interest expense and amortization of debt discounts and fees	(10.1)	—	—	—	(10.1)
Depreciation and amortization	(7.9)	—	—	—	(7.9)
Gain on disposal of assets	0.2	—	—	—	0.2
Impairment of goodwill	(53.8)	53.8	—	—	—
Stock-based compensation	(3.9)	—	—	—	(3.9)
Unusual or nonrecurring items that are not typical of ongoing operations(2)	(1.1)	—	1.1	—	—
Loss (income) before income taxes	(51.5)	53.8	1.1	—	3.4
Benefit from (provision for) income taxes	5.5	(9.3)	(0.2)	3.0	(1.0)
Net income (loss) attributable to Enhabit, Inc.	$(46.0)	$44.5	$0.9	$3.0	$2.4
Diluted earnings per share(4)	$(0.92)	$0.89	$0.02	$0.06	$0.04
Diluted shares	50.2				50.2
(1) Reconciliation to GAAP provided below.
(2) Unusual or nonrecurring items in the three months ended December 31, 2024 include costs associated with nonroutine litigation and severance.
(3) Income tax adjustments include the effect of permanent book-tax differences attributable to stock-based compensation and the effect of a valuation allowance recorded against a portion of our deferred tax assets.
(4) Adjusted diluted EPS may not sum due to rounding.

Reconciliation of Adjusted EBITDA to Adjusted Diluted Earnings Per Share

	Three Months Ended December 31,
	2023
		Adjustments
(in millions, except per share data)	As Reported	Unusual or Nonrecurring Items That are Not Typical of Ongoing Operations	Income Tax Adjustments(3)	As Adjusted
Adjusted EBITDA(1)	$25.2	$—	$—	$25.2
Interest expense and amortization of debt discounts and fees	(12.3)	—	—	(12.3)
Depreciation and amortization	(7.7)	—	—	(7.7)
Stock-based compensation	(1.7)	—	—	(1.7)
Unusual or nonrecurring items that are not typical of ongoing operations(2)	(11.4)	11.4	—	—
(Loss) income before income taxes	(7.9)	11.4	—	3.5
Benefit from (provision for) income taxes	1.5	(2.2)	0.3	(0.4)
Net (loss) income attributable to Enhabit, Inc.	$(6.4)	$9.2	$0.3	$3.1
Diluted earnings per share(4)	$(0.13)	$0.18	$0.01	$0.06
Diluted shares	50.0			50.0
(1) Reconciliation to GAAP provided below.
(2) Unusual or nonrecurring items in the three months ended December 31, 2023 include costs associated with nonroutine litigation, the strategic review process that concluded in May 2024, and restructuring activities.
(3) Income tax adjustments include revisions to the estimates of tax balances as of the Separation date and the effect of permanent book-tax differences attributable to stock-based compensation.
(4) Adjusted diluted EPS may not sum due to rounding.

Reconciliation of Adjusted EBITDA to Adjusted Diluted Earnings Per Share

	Year Ended December 31,
	2024
		Adjustments
(in millions, except per share data)	As Reported	Impairment of Goodwill	Unusual or Nonrecurring Items That are Not Typical of Ongoing Operations	Income Tax Adjustments(3)	As Adjusted
Adjusted EBITDA(1)	$100.1	$—	$—	$—	$100.1
Interest expense and amortization of debt discounts and fees	(42.9)	—	—	—	(42.9)
Depreciation and amortization	(31.5)	—	—	—	(31.5)
Gain on disposal of assets	0.7	—	—	—	0.7
Impairment of goodwill	(161.7)	161.7	—	—	—
Stock-based compensation	(11.7)	—	—	—	(11.7)
Unusual or nonrecurring items that are not typical of ongoing operations (2)	(13.2)	—	13.2	—	—
(Loss) income before income taxes	(160.2)	161.7	13.2	—	14.7
Benefit from (provision for) income taxes	4.0	(20.3)	(3.4)	15.8	(3.9)
Net (loss) income attributable to Enhabit, Inc.	$(156.2)	$141.4	$9.8	$15.8	$10.8
Diluted earnings per share(4)	$(3.11)	$2.82	$0.20	$0.31	$0.21
Diluted shares	50.2				50.4
(1) Reconciliation to GAAP provided below.
(2) Unusual or nonrecurring items in the year ended December 31, 2024 include costs associated with shareholder activism, the strategic review process that concluded in May 2024, nonroutine litigation, and restructuring activities and severance.
(3) Income tax adjustments include the effect of permanent book-tax differences attributable to stock-based compensation and the effect of a valuation allowance recorded against a portion of our deferred tax assets.
(4) Adjusted diluted EPS may not sum due to rounding.

Reconciliation of Adjusted EBITDA to Adjusted Diluted Earnings Per Share

	Year Ended December 31,
	2023
		Adjustments
(in millions, except per share data)	As Reported	Impairment of Goodwill	Unusual or Nonrecurring Items That are Not Typical of Ongoing Operations	Income Tax Adjustments(3)	As Adjusted
Adjusted EBITDA(1)	$97.6	$—	$—	$—	$97.6
Interest expense and amortization of debt discounts and fees	(43.0)	—	—	—	(43.0)
Depreciation and amortization	(30.9)	—	—	—	(30.9)
Gain on disposal of assets	0.3	—	—	—	0.3
Impairment of goodwill	(85.8)	85.8	—	—	—
Stock-based compensation	(8.9)	—	—	—	(8.9)
Unusual or nonrecurring items that are not typical of ongoing operations(2)	(21.2)	—	21.2	—	—
(Loss) income before income taxes	(91.9)	85.8	21.2	—	15.1
Benefit from (provision for) income taxes	11.4	(11.1)	(5.1)	0.9	(3.9)
Net (loss) income attributable to Enhabit, Inc.	$(80.5)	$74.7	$16.1	$0.9	$11.2
Diluted earnings per share(4)	$(1.61)	$1.50	$0.32	$0.02	$0.22
Diluted shares	49.9				49.9
(1) Reconciliation to GAAP provided below.
(2) Unusual or nonrecurring items in the year ended December 31, 2023 include costs associated with nonroutine litigation, restructuring activities, one-time standalone transition costs, shareholder activism and the strategic review process that concluded in May 2024.
(3) Income tax adjustments include revisions to the estimates of tax balances as of the Separation date and the effect of permanent book-tax differences attributable to stock-based compensation.
(4) Adjusted diluted EPS may not sum due to rounding.

Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended December 31,		Year Ended December 31,
(in millions)	2024	2023	2024	2023
Net loss	$(45.8)	$(5.9)	$(154.0)	$(79.0)
Interest expense and amortization of debt discounts and fees	10.1	12.3	42.9	43.0
Benefit from income taxes	(5.5)	(1.5)	(4.0)	(11.4)
Depreciation and amortization	7.9	7.7	31.5	30.9
Gain on disposal of assets	(0.2)	—	(0.7)	(0.3)
Impairment of goodwill	53.8	—	161.7	85.8
Stock-based compensation	3.9	1.7	11.7	8.9
Net income attributable to noncontrolling interests	(0.2)	(0.5)	(2.2)	(1.5)
Unusual or nonrecurring items that are not typical of ongoing operations(1)	1.1	11.4	13.2	21.2
Adjusted EBITDA	$25.1	$25.2	$100.1	$97.6
(1)    Unusual or nonrecurring items in the three months ended December 31, 2024 include costs associated with nonroutine litigation and severance; the year ended December 31, 2024 also includes costs associated with shareholder activism and the strategic review process that concluded in May 2024; in the three months ended December 31, 2023, they include costs associated with nonroutine litigation, the strategic review process that concluded in May 2024, and restructuring activities; the year ended December 31, 2023 also includes costs associated with one-time standalone transition costs and shareholder activism.

Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA

	Three Months Ended December 31,		Year Ended December 31,
(in millions)	2024	2023	2024	2023
Net cash provided by operating activities	$(4.1)	$2.8	$51.2	$48.4
Interest expense excluding amortization of debt discounts and fees	9.7	11.2	41.4	40.9
Current portion of (benefit from) provision for income taxes	0.2	(3.0)	1.7	0.2
Change in assets and liabilities, excluding derivative instrument	18.4	3.1	(5.2)	(11.9)
Net income attributable to noncontrolling interests	(0.2)	(0.5)	(2.2)	(1.5)
Unusual or nonrecurring items that are not typical of ongoing operations(1)	1.1	11.4	13.2	21.2
Other	—	0.2	—	0.3
Adjusted EBITDA	$25.1	$25.2	$100.1	$97.6
(1)    Unusual or nonrecurring items in the three months ended December 31, 2024 include costs associated with nonroutine litigation and severance; the year ended December 31, 2024 also includes costs associated with shareholder activism and the strategic review process that concluded in May 2024; in the three months ended December 31, 2023, they include costs associated with nonroutine litigation, the strategic review process that concluded in May 2024, and restructuring activities; the year ended December 31, 2023 also includes costs associated with one-time standalone transition costs and shareholder activism.

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

	Three Months Ended December 31,		Year Ended December 31,
(in millions)	2024	2023	2024	2023
Net cash provided by operating activities	$(4.1)	$2.8	$51.2	$48.4
Unusual or nonrecurring items that are not typical of ongoing operations(1)	1.1	11.4	13.2	21.2
Capital expenditures for maintenance	(0.6)	0.2	(3.7)	(3.4)
Other working capital adjustments	(0.7)	(2.5)	(3.5)	(4.2)
Distributions paid to noncontrolling interests of consolidated affiliates	(1.5)	(0.7)	(3.7)	(3.2)
Adjusted free cash flow	$(5.8)	$11.2	$53.5	$58.8
(1)    Unusual or nonrecurring items in the three months ended December 31, 2024 include costs associated with nonroutine litigation and severance; the year ended December 31, 2024 also includes costs associated with shareholder activism and the strategic review process that concluded in May 2024; in the three months ended December 31, 2023, they include costs associated with nonroutine litigation, the strategic review process that concluded in May 2024, and restructuring activities; the year ended December 31, 2023 also includes costs associated with one-time standalone transition costs and shareholder activism.

Reconciliation of Gross Margin to Adjusted EBITDA Margin

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Gross margin as a percentage of revenue	48.5%	48.8%	48.7%	48.8%
General and administrative expenses	(40.5)%	(43.9)%	(41.2)%	(42.2)%
Gains on disposal of assets	(0.1)%	—%	(0.1)%	—%
Stock-based compensation	1.5%	0.6%	1.1%	0.8%
Noncontrolling interests	(0.1)%	(0.2)%	(0.2)%	(0.1)%
Unusual or nonrecurring items that are not typical of ongoing operations(1)	0.4%	4.4%	1.3%	2.0%
Adjusted EBITDA Margin	9.7%	9.7%	9.7%	9.3%
(1)    Unusual or nonrecurring items in the three months ended December 31, 2024 include costs associated with nonroutine litigation and severance; the year ended December 31, 2024 also includes costs associated with shareholder activism and the strategic review process that concluded in May 2024; in the three months ended December 31, 2023, they include costs associated with nonroutine litigation, the strategic review process that concluded in May 2024, and restructuring activities; the year ended December 31, 2023 also includes costs associated with one-time standalone transition costs and shareholder activism.

FORWARD-LOOKING STATEMENTS
This press release contains historical information, as well as forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that involve known and unknown risks and relate to, among other things, future events, projections, financial guidance, legislative or regulatory developments, strategy or growth opportunities, our future financial performance, our projected business results, or our projected capital expenditures. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, the reader can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “targets,” “potential,” or “continue” or the negative of these terms or other comparable terminology. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties, many of which are beyond our control. Actual events or results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by the Company include, but are not limited to, our ability to execute on our strategic plans; regulatory and other developments impacting the markets for our services; changes in reimbursement rates; general economic conditions; changes in the episodic versus non-episodic mix of our payers, the case mix of our patients, and payment methodologies; our ability to attract and retain key management personnel and healthcare professionals; potential disruptions or breaches of our or our vendors’, payers’, and other contract counterparties’ information systems; the outcome of litigation; quality performance and ratings; our ability to successfully complete and integrate de novo locations, acquisitions, investments, and joint ventures; our ability to successfully integrate technology in our operations; and our ability to control costs, particularly labor and employee benefit costs. Additional information regarding risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this press release are described in reports filed with the SEC, including our annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, copies of which are available on the Company’s website at http://investors.ehab.com.

Investor relations contact
Jobie Williams
investorrelations@ehab.com
469-860-6061

Media contact
Erin Volbeda
media@ehab.com
972-338-5141